SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                            ------------------

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES  EXCHANGE ACT OF 1934

Date of report (date of earliest event reported) - June 30, 1994


                   UNITED MERCHANTS AND MANUFACTURERS, INC.
          (Exact name of registrant as specified in its charter)


             Delaware               1-3185                13-1426280
(State or other jurisdiction of   (Commission          (I.R.S. Employer
 incorporation or organization)   File Number)        Identification No.)


  1650 Palisade Avenue, Teaneck, N.J.                      07666
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (201) 837-1700




















Exhibit index on page 4.


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Item 5.  Other Events.

On June 30, 1994, the Registrant reduced its indebtedness (including that of its consolidated, 79%-owned subsidiary, Victoria Creations, Inc.) to its senior secured lender to the target amount established in its previously announced agreement (copy filed with Registrant's Report on Form 10-Q for the quarter ended September 30, 1993, incorporated herein by reference) with that lender. At that time, in accordance with the agreement, the lender accepted, in full satisfaction of the balance (approximately $63.4 million) of the Registrant and its subsidiary's indebtedness to the lender, a 5% subordinated income note due June 30, 2019 in the principal amount of $30 million.

The satisfaction of this indebtedness by the Registrant resulted in an extraordinary, non-cash gain from retirement of debt in excess of $30 million, which will be included in the Registrant's statement of operations for its fiscal year ended June 30, 1994.

The Registrant reduced its indebtedness to the targeted amount through the previously announced sales of two of the Registrant's operating divisions, sales of certain other assets, and a borrowing of approximately $29 million, directly and through its subsidiary, from another lender. The borrowings from the other lender were under secured promissory notes totaling $12 million, with the balance borrowed under revolving loan and security agreements. These borrowings are secured by substantially all of the Registrant and its subsidiary's assets. The notes and agreements are for a period of two years from June 30, 1994, may be prepaid without premium or penalty and bear interest at the rate of 24% a year.

The foregoing is qualified in its entirety by reference to the Exhibits listed below in Item 7 which are herein incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

4.1 5% Subordinated Note due June 30, 2019 from Registrant to The CIT Group/Commercial Services, Inc.

4.2 Secured Promissory Note from Registrant to Foothill Capital Corporation dated as of June 28, 1994.

4.3 Loan and Security Agreement between Registrant and Foothill Capital Corporation dated as of June 28, 1994.

4.4 Secured Promissory Note from Registrant's subsidiary, Victoria Creations, Inc. to Foothill Capital Corporation dated as of June 28, 1994.

4.5 Loan and Security Agreement between Registrant's subsidiary, Victoria Creations, Inc. and Foothill Capital Corporation dated as of June 28, 1994.

99.9     Press release issued by Registrant on July 5, 1994.

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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED MERCHANTS AND
                                     MANUFACTURERS, INC.



Date  July 14, 1994                 by /s/ Norman R. Forson
                                      Norman R. Forson,
                                      Senior Vice President and
                                       Controller




































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                               EXHIBIT INDEX


Exhibit                                                              Page
  No.      Description                                                No.

4.1      5% Subordinated Note due June 30, 2019 from Registrant
         to The CIT Group/Commercial Services, Inc.                      5

4.2 Secured Promissory Note from Registrant to Foothill Capital Corporation dated as of June 28, 1994.

4.3 Loan and Security Agreement between Registrant and Foothill Capital Corporation dated as of June 28, 1994

4.4      Secured Promissory Note from Registrant's subsidiary,
         Victoria Creations, Inc. to Foothill Capital Corporation dated as of June 28, 1994.

4.5 Loan and Security Agreement between Registrant's subsidiary, Victoria Creations, Inc. and Foothill Capital Corporation dated as of June 28, 1994.

99.1     Press release issued by Registrant on July 5, 1994




























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